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                                                                   EXHIBIT 10.16

                                 Amendment No. 1
                                     to the
                     Master Strategic Relationship Agreement
                                between and among
           SmithKline Beecham Corporation, Incyte Pharmaceuticals, Inc
                                       and
                                  diaDexus, LLC

        This Amendment, made as of the 15th day of January 1998, by and among SmithKline Beecham Corporation, a Pennsylvania corporation with offices at One Franklin Plaza, Philadelphia, Pennsylvania 19101, U.S.A; Incyte Pharmaceuticals, Inc., a Delaware corporation with offices at 3174 Porter Drive, Palo Alto, California 94304; and diaDexus, a Delaware limited liability company with offices at 3303 Octavius Drive, Santa Clara, California 95054;

                                  WITNESSETH:

               WHEREAS, Incyte, SB, and diaDexus entered into the Master Strategic Relationship Agreement dated 2 September 1997; and

               WHEREAS, Incyte, SB, and diaDexus desire to amend such Master Strategic Relationship Agreement;

               NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                1.0 DEFINITIONS

1.1 All initially capitalized words and phrases shall have the same meaning as in the Master Strategic Relationship Agreement.

                                 2.0 AMENDMENT

2.1 Section 6.1(a)(i) of the Agreement shall be amended to read in its entirety as follows:

        Subject to Section 6.1(c), on April 15, 1998, SB shall make a second contribution to the LLC of cash in an aggregate amount equal to $7 million.

2.2 Section 6.1(b)(i) of the Agreement shall be amended to read in its entirety as follows:

        Subject to Section 6.1(c), on April 15, 1998, Incyte shall make a second contribution to the LLC of cash in an aggregate amount equal to $2 million.

2.3     Paragraph 10.7(a)(i), two occurrences of "ML" are replaced with "SB".

2.4     Paragraph 10.15 is amended to add the following:


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If to LLC, addressed to:
     diaDexus, LLC
     3303 Octavius Drive
     Santa Clara, CA 95054
     Attention: Patrick Plewman
     Vice President, Corporate Development and Assistant Secretary
     Tel: (408)-330-5004
     Fax: (408)-496-5777

Copy to: Patricia Schreck, Vice President, General Counsel & Secretary diaDexus, LLC
               209 Pembroke Ave.
               Wayne, PA 19087
               Tel: (610)-964-7629
               Fax: (610)-341-1307

                                   3.0 EFFECT

3.1 The Master Strategic Relationship Agreement is amended as of January 15, 1998 as provided herein in accordance with Paragraph 10.10 thereof.

3.2 All other terms and provisions of the Master Strategic Relationship Agreement shall be unaffected by this Amendment.

3.3 This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which shall constitute together the same document.

        IN WITNESS WHEREOF, the parties, through their authorized officers, have executed this Agreement as of the date first written above.

SmithKline Beecham Corporation

By: /s/ DONALD Y. PARMAN
   -------------------------------

Incyte Pharmaceuticals Inc.


By: /s/ RANDAL SCOTT
   -------------------------------

diaDexus, LLC

By: /s/ P. PLEWMAN
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